Exhibit 4.1

CERTIFICATE NUMBER

KNL

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, KANSAS CITY, MO OR IN NEW YORK, NY

Company founders, Florence and Hans Knoll

Knoll, Inc.

SHARES

COMMON STOCK

CUSIP 498904 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF KNOLL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated

SECRETARY

KNOLL, INC. CORPORATE SEAL 1995 DELAWARE

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Knoll, Inc.

The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –		Custodian
				(Cust)		(Minor)

TEN ENT	–	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said Stock registered on the books of the within named Corporation with full power of substitution in the premises.

Dated

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed:

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

BANKNOTE CORP. OF AMERICA • BROWNS SUMMIT (NC) • Knoll Inc. • 1-411009-942 • PROOF #1 • • 8:22 AM • 11/10/04 • DPA •